UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2007
COLONIAL PROPERTIES TRUST 401(k)
PROFIT SHARING PLAN
(Exact name of registrant as specified in its charter)

Alabama	1-12358	59-7007599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2101 Sixth Avenue North, Suite 750, Birmingham, Alabama 35202
(Address of principal executive offices) (Zip Code)
(205) 250-8700
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountants.
This Current Report on Form 8-K relates solely to the Colonial Properties Trust 401(k) Profit Sharing Plan (the “Plan”).
On May 8, 2007, (i) the Plan dismissed PricewaterhouseCoopers LLP (“PwC”) as the Plan’s independent registered public accounting firm, and (ii) Donaldson, Holman & West, P.C. (“DH&W”) was engaged as the independent registered public accounting firm for the Plan. The authorization to change the Plan’s independent registered public accounting firm was made by the Audit Committee of the Board of Trustees of Colonial Properties Trust (the “Company”). Additionally, there has been no change in the independent registered public accounting firm for the Company.
During the Plan’s fiscal years ended December 31, 2004 and 2005, the reports of PwC with respect to the Plan’s financial statements have not contained an adverse opinion or disclaimer of opinion, nor have they been qualified or modified as to uncertainty, audit scope or accounting principle. Furthermore, during the Plan’s fiscal years ended December 31, 2004 and 2005, and through May 8, 2007, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that would have caused PwC to make reference thereto in their reports on the Plan’s financial statements for such years and (ii) there were no reportable events pursuant to Item 304(a)(1)(v) of Regulation S-K.
During the Plan’s fiscal years ended December 31, 2004 and 2005 and through May 8, 2007, neither the Plan nor anyone acting on behalf of the Plan consulted DH&W about (i) any matter that was either the subject of a “disagreement” or a “reportable event” (as such terms are described or defined in Item 304(a)(1) of Regulation S-K), or (ii) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan’s financial statements. Consequently, no written report to the Plan or oral advice was provided by DH&W which that firm concluded was an important factor considered by the Plan in reaching a decision as to an accounting, auditing or financial reporting issue.
The Company has requested a letter from PwC stating its agreement with the above statements that relate to PwC. This letter of agreement, dated May 8, 2007, has been provided by PwC and is included as Exhibit 16.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit	Reference
16.1	Letter from PricewaterhouseCoopers LLP	Filed herewith.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Colonial Properties Trust 401(k) Profit Sharing Plan
Dated: May 11, 2007	By:	/s/ John P. Rigrish
John P. Rigrish
Chief Administrative Officer and Corporate Secretary of Colonial Properties Trust

Exhibit Index

Exhibit No.	Description of Exhibit	Reference
16.1	Letter from PricewaterhouseCoopers LLP	Filed herewith.